UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2014 .

     SALISBURY BANCORP, INC.

(Exact name of registrant as specified in charter)

Connecticut	000-24751	06-1514263
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Bissell Street, Lakeville, Connecticut	06039-1868
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (860) 435-9801

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)
[ ]	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report

Salisbury Bancorp, Inc.

Section 8.      Other Events

Item 8.01      Other Events.

On January 31, 2014, Salisbury Bancorp, Inc.’s sole subsidiary, Salisbury Bank and Trust Company (“Salisbury Bank”) entered into a Purchase and Assumption Agreement with Union Savings Bank, pursuant to which Salisbury Bank will purchase the Sharon, Connecticut Branch of Union Savings Bank. Further information is set forth in the attached press release.

Section 9.       Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits.

(a)      Not Applicable.

(b)      Not Applicable.

(c)      Not Applicable.

(d)      Exhibits.

    Exhibit 99.1 Press release dated January 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: January 31, 2014		SALISBURY BANCORP, INC.

	By: s/	Richard J. Cantele, Jr.
Richard J. Cantele, Jr.
President and Chief Executive Officer